EXHIBIT 10.16

AMENDED AND RESTATED BACKUP FACILITY AGREEMENT

            AMENDED AND RESTATED BACKUP FACILITY AGREEMENT dated as of November 6, 2003, among DNA FINANCE CORP. (the "Borrower"), the BANKS party hereto (the "Banks"), the INVESTORS party hereto (the "Investors"), JP MORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as CP Administrative Agent and as Agent Bank (the "Agent"), UNION BANK OF CALIFORNIA, N.A., as Collateral Agent, VACAVILLE REAL ESTATE TRUST 2001 ("Lessor"), and GENENTECH, INC. ("Lessee" and "Guarantor").

W I T N E S S E T H :

            WHEREAS, Borrower, Agent and the Banks hereto have heretofore entered into a Backup Facility Agreement dated as of October 26, 2001 (as amended prior to the Restatement Effective Date referred to below, the "Backup Facility Agreement"), and such parties, the Investors, Lessor, Lessee and certain other Persons have entered into the Participation Agreement referred to therein (as amended prior to the Restatement Effective Date referred to below, the "Participation Agreement"), and certain other Operative Agreements (as such term is defined in accordance with Section 1 below);

            WHEREAS, at the date hereof, there are no Facility Loans outstanding under the Backup Facility Agreement; and

            WHEREAS, the parties hereto desire to amend the Backup Facility Agreement and the Participation Agreement as set forth herein and to restate the Backup Facility Agreement in its entirety to read as set forth in the Backup Facility Agreement with the amendments specified below;

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1.  Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in Annex A to the Participation Agreement shall have the meaning assigned to such term in such Annex A. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Backup Facility Agreement shall, after the Restatement Effective Date, refer to the Backup Facility Agreement as amended and restated hereby.

            SECTION 2.  Amendments

                        Upon the Restatement Effective Date:

             (a)  Pursuant to Section 4.2 of the Backup Facility Agreement, the Banks agree that the current "Expiry Date" of November 6, 2003 shall be, and is hereby, extended to November 4, 2004, and each undersigned Bank shall remain a party to the Backup Facility Agreement as a

Bank with an obligation to make (i) Revolving Facility Loans prior to its new Expiry Date in an aggregate principal amount not to exceed the amount of the Commitment set forth below, and (ii) a Term Loan in the amount of such Commitment on the terms set forth in the Backup Facility Agreement, in each case as such amounts may be adjusted from time to time as provided in the Backup Facility Agreement.

            (b)  The Banks agree that the Backup Facility Agreement and the Participation Agreement are each amended, as of the Restatement Effective Date, by replacing the Commitment amounts on the signature pages thereof with the Commitments shown on Schedule 1 attached hereto.

            SECTION 3.  Representations and Warranties. Each of Lessee, Borrower, and Guarantor hereby represents and warrants that (i) its respective representations and warranties contained in the Participation Agreement and the Operative Agreements are, after giving effect to this Amendment and Restatement, true and correct in all material respects on and as of the Restatement Effective Date, and (ii) no Default will have occurred and be continuing as to it on such date.

            SECTION 4.  Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 5.  Counterparts. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 6.  Effectiveness. This Amendment and Restatement shall become effective on the date when the following conditions are met (the "Restatement Effective Date"):

            (a)  the Agent shall have received from each of the Borrower, the Banks, the Lessor, the Lessee, and the Guarantor a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

            (b)  the Agent shall have received an opinion of in house counsel to Lessee, dated the Restatement Effective Date, in form and substance satisfactory to the Agent; and

            (c)  the Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Lessee, the authority for and the validity of this Amendment and Restatement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

            SECTION 7.  Continuing Effect of the Participation Agreement and Operative Agreements. Except as expressly provided herein, this Agreement shall not constitute an amendment or waiver of any other provision of the Backup Facility Agreement, the Participation Agreement or any Operative Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Lessee, the Lessor, Borrower or Guarantor that would require a waiver or consent of the Agent Bank, the Investors and/or the Banks except as may be provided for herein. Except as expressly amended hereby, the provisions of the Participation Agreement and the Operative Agreements (together with any consent or waiver heretofore delivered pursuant thereto) are and shall remain in full force and effect.

            SECTION 8.  Expenses. Lessee agrees to pay or reimburse the Agent and Borrower for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the fees and disbursements of their counsel.

            SECTION 9.  Construction. The fact that all the parties hereto executed this Agreement should not be construed as requiring all such parties to execute or consent to any particular amendment of any Operative Agreement.

            SECTION 10.  Instruction. The Agent, Borrower and the Lessor are hereby instructed to execute this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GENENTECH, INC., as Lessee and Guarantor By: /s/ LOUIS J. LAVIGNE Name: Louis J. Lavigne Title: Executive Vice President and Chief Financial Officer

DNA FINANCE CORP., as Borrower By: /s/ FRANK B. BILOTTA Name: Frank B. Bilotta Title: President

VACAVILLE REAL ESTATE TRUST 2001, as
Lessor

By:  Wilmington Trust Company, not in its
         individual capacity but solely as Trustee

            By:    /s/ MICHAEL G. OLLER, JR.
                    Name: Michael G. Oller, Jr.
                    Title: Senior Financial Services Officer

JPMORGAN CHASE BANK, as Bank and as Agent Bank By: /s/ DAWN LEE LUM Name: Dawn Lee Lum Title: Vice President

JPMORGAN CHASE BANK, as CP Administrative Agent By: /s/ TAMMY HONG Name: Tammy Hong Title: Vice President

UNION BANK OF CALIFORNIA, N.A., as Collateral Agent By: /s/ SANDRA HANRAHAN Name: Sandra Hanrahan Title: Corporate Trust Officer

UBS AG, STAMFORD BRANCH, as a Bank

By: /s/ WILFRED V. SAINT Name: Wilfred V. Saint Title: Associate Director Banking Products Services, US

By: /s/ JOSELIN FERNANDES Name: Joselin Fernandes Title: Associate Director Banking Product Services, US

BNP PARIBAS, as a Bank

By: /s/ PIERRE NICHOLAS ROGERS Name: Pierre Nicholas Rogers Title: Managing Director

By: /s/ SANDY BERTRAM Name: Sandy Bertram Title: Vice President

ABN AMRO BANK, N.V., as a Bank

By: /s/ ALEXANDER M. BLODI Name: Alexander M. Blodi Title: Director

By: /s/ TODD J. MILLER Name: Todd J. Miller Title: Assistant Vice President

MELLON BANK, N.A., as a Bank

By: /s/ LAWRENCE C. IVEY Name: Lawrence C. Ivey Title: First Vice President

WACHOVIA BANK, N.A., as a Bank

By: /s/ ROBERT G. MCGILL JR. Name: Robert G. McGill Jr. Title: Vice President

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Bank

By: /s/ JAY CHALL Name: Jay Chall Title: Director

By: /s/ CHRISTOPHER LALLY Name: Christopher Lally Title: Vice President

BANK OF NEW YORK, as a Bank

By: /s/ REBECCA K. LEVINE Name: Rebecca K. Levine Title: Vice President

SCHEDULE 1

COMMITMENT SCHEDULE

Bank	Commitment

JPMORGAN CHASE BANK	$70,971,800
UBS AG, STAMFORD BRANCH	$70,971,800
BNP PARIBAS	$70,971,800
ABN AMRO BANK, N.V.	$50,000,000
MELLON BANK, N.A.	$50,000,000
WACHOVIA BANK, N.A.	$70,971,800
CREDIT SUISSE FIRST BOSTON	$70,971,800
BANK OF NEW YORK	$25,000,000

TOTAL	$479,859,000